UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2016

LEAF EQUIPMENT FINANCE FUND 4, L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-53667	61-1552209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 South Poplar Street, Suite 101, Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 819-5556

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As expected, the Registrant wound up its business and transferred its remaining assets to settle outstanding obligations.  According to its partnership agreement, this results in the dissolution of the Registrant.

On May 16, 2016 the Registrant is filing a Form 15 with the Securities and Exchange Commission.

There were no further assets to distribute to investors.  Final Form 1065 K-1’s are expected to be sent to the limited partners in late 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAF EQUIPMENT FINANCE FUND 4, L.P.

By:	LEAF Asset Management, LLC, its general partner

Date: May 16, 2016	By:	/s/	Robert Moskovitz
Name:	Robert Moskovitz
Title:	Chief Financial Officer